UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 8, 2017

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On May 8, 2017, Rite Aid Corporation (“Rite Aid”) and Walgreens Boots Alliance, Inc. (“Walgreens Boots Alliance”) issued a joint press release announcing that Rite Aid and Walgreens Boots Alliance certified substantial compliance with the Request for Additional Information from the United States Federal Trade Commission (the “FTC”) regarding Rite Aid and Walgreens Boots Alliance’s merger agreement under which Walgreens Boots Alliance proposes to acquire all outstanding shares of Rite Aid.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1                        Press Release, dated May 8, 2017.

Cautionary Statement Regarding Forward-Looking Statements

All statements in this Form 8-K that are not historical statements, which include, without limitation, those regarding the pending merger agreement between Walgreens Boots Alliance and Rite Aid and the transactions contemplated thereby and their possible timing and effects, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the expected timing of the closing of the transactions contemplated by the pending merger agreement between Walgreens Boots Alliance and Rite Aid; the ability of the parties to complete the transactions considering the various closing conditions; and the outcome of legal and regulatory matters, including with respect to the outcome of discussions with the FTC and otherwise in connection with the pending acquisition of Rite Aid by WBA. Words such as “expect,” “pending,” “potential”, “likely,” “preliminary,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “goal,” “continue,” “synergy,” “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions, known or unknown, which could cause actual results to vary materially from those indicated or anticipated. Such risks include, but are not limited to, risks related to the proposed transactions and acquisitions generally, including the risk that the transactions may not close due to one or more closing conditions to the transactions not being satisfied or waived, such as certain regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transactions or required certain conditions, limitations or restrictions in connection with such approvals, or that the required approval of the amended merger agreement by the stockholders of Rite Aid was not obtained; the risk that Rite Aid stockholders may receive the bottom of the price range for the per share merger consideration; the risk that the merger agreement may be terminated in certain circumstances that require a party to pay the other party a termination fee pursuant to the merger agreement; the risk that there may be a material adverse change of Rite Aid or the stores proposed to be sold to Fred’s, Inc. (“Fred’s”) pursuant to that certain Asset Purchase Agreement, dated as of December 19, 2016, by and among Rite Aid, Walgreens Boots Alliance, Fred’s, and AFAE, LLC,

or the business of Rite Aid or the stores proposed to be sold to Fred’s may suffer as a result of uncertainty surrounding the transactions; risks related to the ability to realize the anticipated benefits of the proposed transactions; risks associated with the financing of the proposed transactions; the outcome of legal and regulatory matters, including with respect to the outcome of discussions with the FTC and otherwise in connection with the pending acquisition of Rite Aid by Walgreens Boots Alliance; the number of stores divested in connection with such pending acquisition and the terms, timing and consummation of such transactions; the risk of unexpected costs, liabilities or delays, changes in management’s assumptions; the risks associated with the integration of complex businesses; and the other risks and uncertainties described in the reports that Walgreens Boots Alliance and Rite Aid have filed with the Securities and Exchange Commission (“SEC”). A further list and description of risks and uncertainties can be found in Item 1A (Risk Factors) in Walgreens Boots Alliance’s Annual Report on Form 10-K for the fiscal year ending August 31, 2016, in Rite Aid’s Annual Report on Form 10-K for the fiscal year ending March 4, 2017, in the preliminary proxy statement, as it may be amended, that Rite Aid filed with the SEC on March 3, 2017 in connection with the proposed merger, and in other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Walgreens Boots Alliance and Rite Aid expressly disclaim any current intention to update publicly any forward-looking statement after the distribution of this release, whether as a result of new information, future events, changes in assumptions or otherwise.

Additional Information and Where to Find It

In connection with the proposed transaction with Walgreens Boots Alliance, as amended, Rite Aid prepared a preliminary proxy statement on Schedule 14A that has been filed with the SEC on March 3, 2017. The preliminary proxy statement is not yet final and will be amended. Following the filing of the definitive proxy statement with the SEC, Rite Aid will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain the proxy statement, as well as other filings containing information about Rite Aid, free of charge, from the SEC’s Web site (www.sec.gov). Investors may also obtain Rite Aid’s SEC filings in connection with the transaction, free of charge, from Rite Aid’s Web site (www.RiteAid.com) under the link “Investor Relations” and then under the tab “SEC Filings,” or by directing a request to Rite Aid, Byron Purcell, Attention: Senior Director, Treasury Services & Investor Relations.

Participants in Solicitation

The directors, executive officers and employees of Rite Aid and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Rite Aid’s directors and executive officers is available in its definitive proxy statement for its 2016 annual meeting of stockholders filed with the SEC on May 13, 2016. This document can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation is set forth in the preliminary proxy statement, as it may be amended, that has been filed with the SEC on March 3, 2017. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITE AID CORPORATION

Dated: May 8, 2017	By:	/s/ James J. Comitale
		Name:	James J. Comitale
		Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 8, 2017.